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        AGREEMENT dated this 1st day of November 1995, by and between Jennifer
Convertibles, Inc., Jennifer Purchasing Corp., LP III, LP IV, LP V, and LP VI (the "Public Company"), and South Florida Holding Corp., ("SFHC"), Jennifer Cutler Ridge, Inc., GSB Bensonhurst Inc., Great South Bay Branford Inc., Jennifer Clarkstown Inc., Annapolis-Jennifer, GSB Park Slope Inc., Rudzin 149th St. Furniture Inc., Rudzin Elmhurst Furniture Inc., Jeffifer Short Hills LIC. Inc., (collectively, the "Licensees") and Jara Enterprises, Inc., "Jara".

        a) WHEREAS, as of August 26, 1995, the Public Company owed Jara $11,459,677.00 pursuant to various agreements among them, (which amount does not include $393,823.00 owed by SFHC to Jara for warehousing services);

        b) WHEREAS, as of August 26, 1995, Jara owed the Public Company $9,267,962.00 pursuant to various agreements between them;

        c) WHEREAS, as of August 26, 1995, the Licensees owed the Public Company $2,117,616.00 for purchases made by the Public Company for the Licensees, of which the sum of $1,865,813.00 was past due (the "Past Due Amount"); and

        d) WHEREAS, the parties have decided to reduce the amounts owed by the Public Company to Jara by the Past Due Amount and the amounts owed by Jara to the Public Company.

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        IT IS HEREBY AGREED by and between the parties hereto as follows:

        1. Jara hereby agrees to assume immediately the Licensees' obligations to pay to the Public Company the Past Due Amount.

        2. Nothing in this agreement shall be construed as an agreement by Jara to assume any obligation of the Licensees to the Public Company above and beyond the Past Due Amount.

        3. The amounts the Public Company owed Jara as of August 26, 1995 ($11,459,677.00), shall be reduced by the amount owed by Jara to the Public Company as of August 26, 1995 ($9,267,692.00), and the Past Due Amount, leaving a balance due from the Public Company to Jara as of August 26, 1995, of $325,902.00;

        4. This agreement is without prejudice to the rights of the Public Company, the Licensees, and Jara to contest all sums owing among each other, except for the sums set forth in Paragraph 1 and Whereas clause (c).


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        5. This agreement shall be construed in accordance with the laws of the
State of New York.

JENNIFER CONVERTIBLES, INC.,                      JARA ENTERPRISES, INC.
JENNIFER PURCHASING CORP.,

/s/ Harley Greenfield                             /s/ Fred Love
----------------------------                      ---------------------------
By: Harley Greenfield, Pres.                      By: Fred Love

LP IV                                             LP III


/s/ Harley Greenfield                             /s/ Harley Greenfield
-----------------------------                     -----------------------------
BY: HARLEY GREENFIELD                             BY: HARLEY GREENFIELD

LP V                                              LP VI


/s/ Harley Greenfield                             /s/ Harley Greenfield
------------------------------                    ------------------------------
BY: HARLEY GREENFIELD                             BY: HARLEY GREENFIELD


SOUTH FLORIDA HOLDING CORP.

/s/ Rami Abada
-------------------------------
BY: RAMI ABADA, PRES.


JENNIFER CUTLER RIDGE INC.                        GSB BENSONHURST INC.

/s/ Rami Abada                                    /s/ Ronald Rudzin
--------------------------------                  -----------------------------
BY: RAMI ABADA, PRES.                             BY: RONALD RUDZIN, PRES.


GREAT SOUTH BAY BRANFORD INC.                     JENNIFER CLARKSTOWN INC.

/s/ Ronald Rudzin                                 /s/ Ronald Rudzin
----------------------------------                ------------------------------
BY: RONALD RUDZIN, PRES.                          BY: RONALD RUDZIN, PRES.


ANNAPOLIS-JENNIFER                                GSB PARK SLOPE INC.

/s/ Rami Abada                                    /s/ Ronald Rudzin
-----------------------------------               -----------------------------
BY: RAMI ABADA, PRES.                             BY: RONALD RUDZIN, PRES.


RUDZIN 149TH ST. FURNITURE INC.                   RUDZIN ELMHURST FURNITURE INC.

------------------------------------              ------------------------------
BY: SANFORD RUDZIN, PRES.                         BY: SANFORD RUDZIN, PRES.


JENNIFER SHORT HILLS LIC. INC.

/s/ Rami Abada
------------------------------------
BY: RAMI ABADA, PRES.


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        5. This agreement shall be construed in accordance with the laws of the
State of New York.

JENNIFER CONVERTIBLES, INC.,                      JARA ENTERPRISES, INC.
JENNIFER PURCHASING CORP.,

----------------------------                      ---------------------------
By: Harley Greenfield, Pres.                       By: Fred Love


LP IV                                             LP III

-----------------------------                     -----------------------------
BY: HARLEY GREENFIELD                             BY: HARLEY GREENFIELD

LP V                                              LP VI

------------------------------                    ------------------------------
BY: HARLEY GREENFIELD                             BY: HARLEY GREENFIELD


SOUTH FLORIDA HOLDING CORP.

-------------------------------
BY: RAMI ABADA, PRES.


JENNIFER CUTLER RIDGE INC.                        GSB BENSONHURST INC.

--------------------------------                  -----------------------------
BY: RAMI ABADA, PRES.                             BY: RONALD RUDZIN, PRES.


GREAT SOUTH BAY BRANFORD INC.                     JENNIFER CLARKSTOWN INC.

----------------------------------                ------------------------------
BY: RONALD RUDZIN, PRES.                          BY: RONALD RUDZIN, PRES.


ANNAPOLIS-JENNIFER                                GSB PARK SLOPE INC.

-----------------------------------               -----------------------------
BY: RAMI ABADA, PRES.                             BY: RONALD RUDZIN, PRES.


RUDZIN 149TH ST. FURNITURE INC.                   RUDZIN ELMHURST FURNITURE INC.

/s/ Sanford Rudzin                                /s/ Sanford Rudzin
------------------------------------              ------------------------------
BY: SANFORD RUDZIN, PRES.                         BY: SANFORD RUDZIN, PRES.


JENNIFER SHORT HILLS LIC. INC.

------------------------------------
BY: RAMI ABADA, PRES.


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